UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2018

LAZYDAYS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38424	82-4183498
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6130 Lazy Days Blvd., Seffner, Florida	33584
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (813) 246-4999

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 2 Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 12, 2018, Lazydays Holdings, Inc. (“Lazydays” or the “Company”) filed a Form 8-K in connection with the completion of the acquisition of the assets of Tennessee RV Sales and Service, LLC (the “Tennessee RV acquisition”).

This Form 8-K/A amends the Form 8-K the Company filed on December 12, 2018 to include (i) unaudited financial statements as of, and for the nine months ended, September 30, 2018 of Tennessee RV Sales and Service, LLC (“Tennessee RV”), (ii) audited financial statements as of, and for the year ended, December 31, 2017 of Tennessee RV, and (iii) unaudited pro forma condensed combined financial information of the Company giving effect to the Tennessee RV acquisition, required by Items 9.01(a) and 9.01(b) of Form 8-K.

Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

1. The unaudited financial statements of Tennessee RV and the notes thereto, for the nine months ended September 30, 2018 and 2017, are included as Exhibit 99.1 hereto and are incorporated herein by reference.

2. The audited financial statements of Tennessee RV and the notes thereto, for the year ended December 31, 2017, are included as Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the Tennessee RV acquisition, is included in Exhibit 99.2 hereto and is incorporated herein by reference:

1. Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2018;

2. Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2018; and

3. Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2017.

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(d) Exhibits

Exhibit No.	Description

99.1	Tennessee RV Sales and Service, LLC Unaudited Financial Statements for the nine months ended September 30, 2018 and 2017 and the Audited Financial Statements for the year ended December 31, 2017.

99.2	Unaudited Pro Forma Condensed Combined Financial Information.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZYDAYS HOLDINGS, INC.

February 21, 2019	By:	/s/ WILLIAM P. MURNANE
Date		William P. Murnane
Chief Executive Officer

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